UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF

THE SECURITIES EXCHANGE ACT OF 1934

iShares Trust

(Exact name of registrant as specified in its charter)

State of Delaware	See Below
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o State Street Bank and Trust Company 1 Iron Street, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares Edge MSCI Multifactor Consumer Discretionary ETF	BATS Exchange, Inc.	47-5499364
iShares Edge MSCI Multifactor Consumer Staples ETF	BATS Exchange, Inc.	47-5499724
iShares Edge MSCI Multifactor Energy ETF	BATS Exchange, Inc.	47-5487934
iShares Edge MSCI Multifactor Financials ETF	BATS Exchange, Inc.	47-5509101
iShares Edge MSCI Multifactor Healthcare ETF	BATS Exchange, Inc.	47-5508949
iShares Edge MSCI Multifactor Industrials ETF	BATS Exchange, Inc.	47-5498261
iShares Edge MSCI Multifactor Materials ETF	BATS Exchange, Inc.	47-5497907
iShares Edge MSCI Multifactor Technology ETF	BATS Exchange, Inc.	47-5509254
iShares Edge MSCI Multifactor Utilities ETF	BATS Exchange, Inc.	47-5509382

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this form relates:

333-92935

Securities to be registered pursuant to Section 12(g) of the Exchange Act:

None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered:

For the iShares Edge MSCI Multifactor Consumer Discretionary ETF, reference is made to Post-Effective Amendment No. 1,621 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Consumer Staples ETF, reference is made to Post-Effective Amendment No. 1,622 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Energy ETF, reference is made to Post-Effective Amendment No. 1,623 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Financials ETF, reference is made to Post-Effective Amendment No. 1,624 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Healthcare ETF, reference is made to Post-Effective Amendment No. 1,625 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Industrials ETF, reference is made to Post-Effective Amendment No. 1,626 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Materials ETF, reference is made to Post-Effective Amendment No. 1,627 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Technology ETF, reference is made to Post-Effective Amendment No. 1,628 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Multifactor Utilities ETF, reference is made to Post-Effective Amendment No. 1,629 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 10, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1. Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant’s Post-Effective Amendment No. 303 to the registration statement on Form N-1A filed October 16, 2009
(File Nos. 333-92935; 811-09729).

2. Registrant’s Restated Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Post-Effective Amendment No. 53 to the registration statement on Form N-1A filed September 19, 2006 (File Nos. 333-92935; 811-09729).

3. Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 418 to the registration statement on Form N-1A filed May 4, 2010 (File Nos. 333-92935; 811-09729).

4. Form of Global Certificate for the Registrant’s Securities being registered hereunder, incorporated herein by reference to Exhibit 3 to the Registrant’s registration of securities pursuant to Section 12(b) on Form 8-A, filed May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.

iSHARES TRUST

Date: May 10, 2016	By:	/s/ Sarah R. Lord Sarah R. Lord Assistant Secretary